Investor Contact:	Media Contact:
Stapleton Communications Inc. Deborah Stapleton +650-470-0200 ir@mips.com	MIPS Technologies, Inc. Kathleen Matthews +650-567-5035 matthews@mips.com

MIPS Technologies Reports Fiscal Third Quarter 2006 Financial Results

Highest Revenue in Five Years; Licenses and Royalties Increase Sequentially

MOUNTAIN VIEW, Calif. April 20, 2006 — MIPS Technologies, Inc. (NASDAQ: MIPS), today reported financial results for its third fiscal quarter ended March 31, 2006. Revenue was $17.5 million, an increase of 7 percent over second quarter revenues of $16.4 million, and an increase of 4 percent from the $16.8 million in revenue reported in the third fiscal quarter a year ago.

Royalties were $9.3 million, an increase of 5 percent over the $8.9 million reported in the second quarter and an increase of 8 percent from the $8.6 million reported in the third quarter of 2005. Contract revenue was $8.2 million, an increase of 10 percent over the $7.4 million in the second quarter and basically flat with the $8.2 million reported in the third quarter a year ago.

Net income in the third quarter of fiscal 2006 on a generally accepted accounting principles (GAAP) basis was $2.2 million, compared with net income of $2.4 million in the second quarter and $4.0 million in the third quarter of 2005. GAAP net income per share on a diluted basis in the third quarter of fiscal 2006 was $0.05, compared with GAAP net income per share of $0.05 in the second quarter and $0.09 in the third quarter of 2005.

Beginning in the September 2005 quarter, the company recognized equity-based compensation expense pursuant to the fair value method under SFAS 123R. This expense in the third quarter was $1.8 million. Non-GAAP net income in the third quarter of fiscal 2006, which excludes the effect of the stock option expense, was $4.7 million or $0.10 per diluted share, a five-year high, compared with non-GAAP net income of $4.3 million or $0.10 per share in the second quarter and net income of $4.0 million or $0.09 per share in the third quarter of 2005. A reconciliation of non-GAAP adjustments is summarized in the tables below.

“Revenues climbed to a five-year high, although they were slightly below our guidance,” said John Bourgoin, president and CEO. “Licensing revenues were driven by our flagship products, as our cost-performance leadership is having increasing impact, especially in the digital television and DVD markets. Particularly noteworthy was a new agreement with ESS Technology, a global leader in DVD and Digital Video chip design.”

MIPS Technologies invites you to listen to management’s discussion of Q3 fiscal 2006 results and guidance for Q4 fiscal 2006 in a live conference call today beginning at 1:45 p.m. Pacific time. The conference call number is 1-719-457-2731 and the replay number is 1-719-457-0820, which will be available for 5 days, beginning shortly after the end of the conference call. The access code is 1443041. An audio replay of the conference call will be posted on the company’s website (www.mips.com/content/Corporate/InvestorRelations/ir) soon thereafter.

Q3 FY2006 News Highlights:
From its inception over 20 years ago, the MIPS(R) architecture has represented innovation and performance. Today, MIPS Technologies and its licensees continue to lead in system-performance and innovative solutions for established and emerging markets. With multiple design teams actively developing the architecture, hundreds of successful implementations throughout the world, and a vibrant ecosystem of third-party tools and software-MIPS continues to be at the core of the user experience.

Following are selected press release headlines from MIPS Technologies, and the company’s licensees, systems vendors and third party providers.

Automotive
•  MIPS-Based(TM) Toshiba 64-bit RISC-based SoC with integrated graphics controller reduces component count and cost for next-generation graphics automotive displays

Advanced DVD Player & Recorder News
•  Consumers on the Go Enjoy Hours of Fresh, DVD-Quality Video Content on Personal Media Players Powered By MIPS-Based(TM) AMD Technology
•  Zoran Integrates PVR and Set Top Box Functions Into DVD Recorder Chip Set; Hard Disk Drive and Digital Video Broadcast Support Added to MIPS-Based(TM) Activa DVD Recorder Solutions

Corporate News
•  MIPS Technologies Appoints Shanghai-based SinoSys Technologies as the first MIPS(TM) Authorized Training Center in China
•  MIPS Technologies Names Kate Rundle Vice President, General Counsel
•  MIPS Technologies Names Mervin S. Kato as Chief Financial Officer

Data Communications and Networking News
•  ZTE Selects Cavium Networks OCTEON MIPS64(R) Multi-core Processor as Platform Processor for Multiple Next Generation Wireless Systems
•  Vernier Selects Cavium OCTEON(TM) Multi-core MIPS64(R) NSP as Platform Processor to Enable Rich Network Access Management with High Performance and Rapid Feature Evolution
•  SiNett's MIPS-Based(TM) OneEdge Switch Processor Named As Finalist of EDN Magazine's 16th Annual Innovation of the Year Awards
•  Enea's OSE Real-Time OS to Be Available for Cavium's MIPS64(R)-based OCTEON(TM) Family of Multi-Core Processors
•  Cavium Networks Launches Industry's Broadest Line of Single and Dual Core MIPS64(R)-based OCTEON(TM) Processors Targeting Intelligent Next Generation Networks
•  D2 Technologies to Offer VoIP Support for Cavium Networks New Single and Dual Core OCTEON(TM) MIPS64(R) Based Processor Family
•  Intoto Announces Support for Cavium Networks' New OCTEON(TM) CN31XX and CN30XX Family of Single and Dual Core MIPS64(R)-based Processors
•   6WIND Announces Support for Cavium Networks Octeon(TM) Multi-Core MIPS64(R) Based Processors

Digital Camera News
•  Zoran Announces MIPS-Based(TM) Digital Camera Processor with Integrated Image Stabilization Technology and Single Lens Reflex Quality

Ecosystem News
•  First Silicon Solutions (FS2) Announces Support for Novas Siloti Visibility Enhancement Product
•  LinuxLink by TimeSys Gains Traction in Embedded Linux Market
•  Virage Logic Joins With Magma Design Automation and MIPS Technologies for Low-Power Design Solutions Webinar
•  TimeSys Introduces LinuxLink Subscriptions for the MIPS32(TM) 24KE(TM)

HDTV & DTV News
•  Philips Enables High Definition LCD TVs for the Mass Consumer Market; The Nexperia(TM) TV520 Family of Hybrid SemiconductorReference Designs Utilizes MIPS-Based Nexperia Home PNX853X media processor
•  Trident Announces MIPS-Based(TM) New-Generation HiDTV(TM) Pro Family to Bring Uncompromising Video Quality to HDTV

Media Server and Gateway News
•  Entropic Communications Achieves 500,000 MIPS-Based(TM) c.LINK(TM) Chipset Shipment Milestone
•  Oki Electric Selects Entropic Communications' MIPS-Based(TM) c.LINK(TM) for Distribution of Entertainment in New Broadband Home Gateway
•  Broadcom Introduces a MIPS-Based(TM) Advanced Dual-Channel AVC/VC-1/MPEG-2 Video Decoder Chip for High-Performance Digital Media Centers
•  Micronas/WISchip and Digital 5 Partner on Digital Media Server; Will Utilize MIPS-Based(TM) Cypher 7108 CPU
•  ViXS Systems Showcases Sony Products Utilizing MIPS-Based(TM) ViXS' Xcode Video Processor at CES 2006
•  ViXS Systems Demonstrates Video From any Source, to any Display Device at CES 2006; Demonstrations Include Products Utililzing MIPS-Based(TM) XCode CPU

Newly Announced Licenses
•  Mobileye Licenses MIPS Technologies' Multi-threading MIPS32(R) 34Kf(TM) Core for Next-Generation Driver Assistance SoC

Portable Media Player and Game Console News
•  HUMAX USA Poised to Manufacture and Sell New MIPS-Based(TM) Portable Media Player Platform to Content Providers

Product News
•  MIPS Technologies’ Announces Availability of 850MHz MIPS32(R) 24KE(TM) Processor Core Family
•  Express Logic's New ThreadX/MT(TM) Delivers Higher Performance and Lower Power for the MIPS32(R) 34K(TM) Multi-threaded Processor Cores
•  New Multi-threading Solution from MIPS Technologies Delivers Significant Gains in System Performance for the Embedded Market
•  Virtio Virtual Platforms Jumpstarts Software Development for MIPS32 34K Core Family
•  CoWare Adds MIPS32(R) 34K(TM) Processor Support Package to SystemC-based Model Library
•  First Silicon Solutions (FS2(R)) Introduces System Navigator(TM) for MIPS32(R) 34K(TM) Debug; FS2 System Navigator Supports PDtrace(TM) and Multi-VPE Debug

Set Top Box News
•  Zoran Powers New Humax Cable Set-Top Box Products for Japan; Utilizes MIPS-Based(TM) Generation 9 CPU
•  NEC Electronics Introduces MIPS-Based(TM) EMMATM 2SL/P Secure MPEG Decoder For Entry-Level Set Top Boxes and Integrated Digital Televisions
•  Motorola To Acquire Leading MIPS-Based(TM) Set-Top Platform Developer Kreatel Communications, Gain Immediate European Telco TV Presence
•  Kreatel delivers MIPS-Based(TM) IP-STB Solution to FastTV's Scandinavian IPTV Service
•  ViXS Systems Debuts Next Generation MIPS-Based(TM) MPEG Video Processor Family With Integrated Conditional Access
•  ViXS Systems Introduces MIPS-Based(TM) MatrixTM Mini PCI, Plug and Play PCI Module for Wireless Multimedia Consumer Electronics
•  Broadcom Announces Industry's First Front-End Cable TV Set-Top Box Chip With Integrated Channel Bonding Technology: MIPS-Based(TM) BCM3255 CPU
•  Funai Demonstrates High Definition Advanced Video Compression Consumer Video Solutions; Demonstates MIPS-Based(TM) STB Using High Definition Advanced Video Compression Technology
•  PLX, ViXS to Demonstrate Video-Streaming with MIPS-Based(TM) ViXS Encoder, PLX PCI Express Technology

SOHO and Wireless News
•  TZero Showcases Breakthrough Technology in Wireless Streaming Video; MIPS-Based(TM) "Jackrabbit" Provides Wired-Quality, Whole-Home UWB Chip Set for Multimedia

Storage News
•  Wintegra and picoChip Announce 802.16e Development Platform; Features MIPS-Based(TM) WinMaxT access processor
•  Wintegra Launches MIPS-Based(TM) Single Chip Processor Solution for 3G Wireless Infrastructure
•  MIPS32(R) 4KEc(R) Core Powers High-Speed 802.11n WLAN Chipset from Metalink

VoIP News
•  Broadcom Takes Aim at Consumer VoIP Market; New MIPS-Based(TM) VoIP Products Enable Feature-rich, Cost-effective Home Networking Devices
•  D2 Technologies VPORT(TM) VoIP Software and MIPS32(R) 34Kc(TM) Processor Core Double VoIP Performance
•  Texas Instruments Latest MIPS-Based(TM) VoIP System-on-Chip, Software Puts Customers on Fast- Track to Residential Applications
•  D2 Technologies vPort Powers the New Accton Wireless Personal Gateway; vPort(TM) Software Technology Adds VoIP Support to the MIPS4Kc-Based WiFi Router SoC, Which is the Heart of Accton’s VG2211i Secure Portable Wireless VoIP Gateway
•  Centillium Communications' MIPS-Based(TM) Atlanta Family Receives INTERNET TELEPHONY(R) Magazine's 2005 "Product of the Year" Award
•  PMC-Sierra Announces MIPS-powered(TM) Secure Wired and Wireless VoIP Phone Reference Platform

MIPS Technologies, Inc.
MIPS Technologies, Inc. is a leading provider of industry standard processor architectures and cores for digital consumer and business applications. The company drives the broadest architectural alliance that is delivering 32- and 64-bit embedded RISC solutions. The company licenses its intellectual property to semiconductor companies, ASIC developers, and system OEMs. MIPS Technologies, Inc. and its licensees offer the widest range of robust, scalable processors in standard, custom, semi-custom and application-specific products. MIPS Technologies, Inc. is based in Mountain View, Calif., and can be reached at 650-567-5000 or www.mips.com. Investor relations questions should be directed to ir@mips.com.

This press release contains forward-looking statements, including those regarding MIPS Technologies’ revenue expectations. Actual events or results may differ materially from those anticipated in these forward-looking statements as a result of a number of different risks and uncertainties, including but not limited to: our products may fail to achieve market acceptance, changes in our research and development expenses, the anticipated benefits of our partnering relationships may be more difficult to achieve than expected, the timing of or delays in customer orders, delays in the design process, the length of MIPS Technologies’ sales cycle, MIPS Technologies’ ability to develop, introduce and market new products and product enhancements, and the level of demand for semiconductors and end-user products that incorporate semiconductors. For a further discussion of risk factors affecting our business, we refer you to the documents we file from time to time with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended June 30, 2005 and subsequent Forms 10-Q and 8-K.

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MIPS, MIPS32, MIPS64, MIPS-Based, PDtrace, 4KEc, 24KE, 34K, 34Kc and 4Kf are trademarks or registered trademarks in the United States and other countries of MIPS Technologies, Inc. All other trademarks referred to herein are the property of their respective owners.

MIPS TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	March 31, 2006	June 30, 2005
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$97,132	$91,686
Short-term investments	19,726	19,825
Accounts receivable, net	5,023	2,544
Prepaid expenses and other current assets	2,770	2,813

Total current assets	124,651	116,868
Equipment and furniture, net	3,345	2,899
Other assets	12,892	7,779

	$140,888	$127,546

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$230	$1,346
Accrued liabilities	12,077	12,058
Deferred revenue	2,169	2,825

Total current liabilities	14,476	16,229
Long-term liabilities	3,402	2,938
Stockholders' equity	123,010	108,379

	$140,888	$127,546

MIPS TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2006	2005	2006	2005
	(unaudited)		(unaudited)
Revenue:
Royalties	$9,334	$8,609	$26,318	$22,927
Contract Revenue	8,163	8,186	19,497	24,008

Total revenue	17,497	16,795	45,815	46,935
Costs and expenses:
Research and development	7,071	5,772	22,788	16,059
Sales and marketing	4,799	3,899	13,724	10,639
General and administrative	3,195	2,910	9,281	7,476
Acquired in-process research and development	—	—	570	—
Restructuring	—	—	—	277

Total costs and expenses	15,065	12,581	46,363	34,451

Operating income (loss)	2,432	4,214	(548)	12,484
Other income, net	1,120	580	2,932	1,194

Income (loss) before income taxes	3,552	4,794	2,384	13,678
Provision (benefit) for income taxes	1,327	788	1,089	3,009

Net income (loss)	$2,225	$4,006	$1,295	$10,669

Net income (loss) per basic share	$0.05	$0.10	$.03	$0.26

Net income (loss) per diluted share	$0.05	$0.09	$.03	$0.24

Common shares outstanding-basic	43,103	41,875	42,750	41,294

Common shares outstanding-diluted	45,367	46,212	44,562	44,285

MIPS TECHNOLOGIES, INC.

RECONCILIATION OF GAAP TO NON-GAAP NET INCOME and NET INCOME PER SHARE

(In thousands, except per share data)

(unaudited)

		Three Months Ended March 31, 2006	Three Months Ended December 31, 2005	Three Months Ended March 31, 2005
	GAAP net income (loss)	$2,225	$2,403	$4,006
	Net income per basic share	$0.05	$0.06	$0.10

	Net income per diluted share	$0.05	$0.05	$0.09

(a)	Equity-based compensation expense under SFAS 123R (see note below)	$1,753	$2,072	—
(b)	Income tax effect (see note below)	$744	$(257)	—

	Non-GAAP net income	$4,722	$4,218	$4,006

	Non-GAAP net income per basic share	$0.11	$0.10	$0.10

	Non-GAAP net income per diluted share	$0.10	$0.10	$0.09

	Common shares outstanding - basic	43,103	42,673	41,875

	Common shares outstanding - diluted	45,367	43,916	46,212

These adjustments reconcile the Company’s GAAP results of operations to the reported non-GAAP results of operations. The Company believes that presentation of net income and net income per share excluding non-cash equity-based compensation provides meaningful supplemental information to investors, as well as management, that is indicative of the Company’s core operating results and facilitates comparison of operating results across reporting periods. The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and budgeting purposes. These non-GAAP measures should not be viewed as a substitute for the Company’s GAAP results, and may be different than non-GAAP measures used by other companies.

(a)	Non-cash equity-based compensation expense related to the Company’s adoption of SFAS No. 123 revised (123R) beginning July 1, 2005. For the third fiscal quarter ending March 31, 2006 of $1.8 million, allocated as follows: $686,000 to research and development, $448,000 to sales and marketing and $619,000 to general and administrative. For the second fiscal quarter ending December 31, 2005 of $2.1 million, allocated as follows: $750,000 to research and development, $546,000 to sales and marketing and $776,000 to general and administrative. Management believes that it is useful to investors to understand how the expenses associated with the adoption of SFAS 123R are reflected in net income. Net income for the third fiscal quarter of 2005 ending March 31, 2005 did not include equity-based compensation expense under SFAS 123.

(b)	Amount reflects the expected tax impact on the above noted non-GAAP adjustments.

MIPS TECHNOLOGIES, INC.

RECONCILIATION OF GAAP TO NON-GAAP NET INCOME and NET INCOME PER SHARE

(In thousands, except per share data)

(unaudited)

		Nine Months Ended March 31, 2006	Nine Months Ended March 31, 2005
	GAAP net income (loss)	$1,295	$10,669
	Net income per basic share	$.03	$0.26

	Net income per diluted share	$.03	$0.24

(a)	Equity-based compensation expense under SFAS 123R (see note below)	$8,697	—
(b)	Acquired in-process research and development (see note below)	$570	—
(c)	Restructuring charge (see note below)	—	$277
(d)	Income tax effect (see note below)	$(337)	$(61)

	Non-GAAP net income	$10,225	$10,885

	Non-GAAP net income per basic share	$0.24	$0.26

	Non-GAAP net income per diluted share	$0.23	$0.25

	Common shares outstanding - basic	42,750	41,294

	Common shares outstanding - diluted	44,562	44,285

These adjustments reconcile the Company’s GAAP results of operations to the reported non-GAAP results of operations. The Company believes that presentation of net income and net income per share excluding non-cash equity-based compensation, acquired in-process research and development and restructuring costs provides meaningful supplemental information to investors, as well as management, that is indicative of the Company’s core operating results and facilitates comparison of operating results across reporting periods. The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and budgeting purposes. These non-GAAP measures should not be viewed as a substitute for the Company’s GAAP results, and may be different than non-GAAP measures used by other companies.

(a)	Non-cash equity-based compensation expense of $8.7 million related to the Company’s adoption of SFAS No. 123 revised (123R) beginning in the first quarter of fiscal 2006, allocated as follows: $5.5 million to research and development including a one-time charge of $3.3 million related to the Danish lawsuit settlement, $1.4 million to sales and marketing and $1.8 million to general and administrative. Management believes that it is useful to investors to understand how the expenses associated with the adoption of SFAS 123R are reflected in net income. Net income for the first nine months of fiscal 2005 did not include equity-based compensation expense under SFAS 123.

(b)	The charge of $570,000 for acquired in-process research and development expense related to the acquisition of First Silicon Solutions (FS2) completed in September 2005. Management believes that excluding this charge facilitates comparisons to MIPS’ core operating results during periods when there were no acquisitions.

(c)	Additional restructuring charge related to terminating a long-term lease obligation for a Denmark design center facility. Management believes that it is useful in measuring MIPS’ operations to exclude expenses related to closing of facilities because excluding this charge facilitates comparisons to MIPS’ core operating results during periods when there was no such charge.

(d)	Amount reflects the expected tax impact on the above noted non-GAAP adjustments.